Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 10.1

NEGOTIATED PURCHASE ORDER TERMS AND CONDITIONS
FOR CLINICAL AND COMMERCIAL PRODUCT

The following terms and conditions for clinical and commercial Product (“Negotiated Terms and Conditions for Commercial Product” or “Agreement”) shall apply to each purchase order submitted by AADi Bioscience, Inc., a Delaware corporation having a principle address at 17383 Sunset Blvd., Suite A 250, Pacific Palisades, CA 90272 (“AADI” or “Customer”) to Fresenius Kabi, LLC, a Delaware company having a principal place of business at Three Corporate Drive, Lake Zurich, IL 60047 (“FRESENIUS KABI”) for delivering services by FRESENIUS KABI to AADI as described in these Negotiated Terms and Conditions by reference. AADI and FRESENIUS KABI may be referred to herein individually as a “Party” and collectively as the “Parties”. The date on which each purchase order is submitted by AADI shall be considered the “Effective Date” of these Negotiated Terms and Conditions for Commercial Product.

AADI shall submit a firm purchase order including the terms and conditions to FRESENIUS KABI for any clinical and commercial products defined in Exhibit A for the Territory (“Product”) to be provided by FRESENIUS KABI pursuant to the [***] Forecast and the manufacturing capacity and no later than [***] prior to the intended manufacturing date. Each purchase order shall specify AADI’s purchase order number, any Products, the requested manufacturing date according to the binding Forecast, and the requested delivery date considering delivery of Product [***] days after the manufacturing date ([***] based by FRESENIUS KABI based on AADI comments) on which Products ordered are requested to be delivered to AADI or AADI’s designated recipient, delivery instructions, price for Products, shipping and invoice address of AADI or AADI’s designated recipient, and other applicable invoice information as agreed to by the Parties in writing. All purchase orders shall be in writing and shall be confirmed or declined by FRESENIUS KABI in writing at the latest [***] business days after receipt of each firm purchase order. If FRESENIUS KABI cannot agree to the AADI’s proposed delivery date, FRESENIUS KABI may decline the Purchase Order and the Parties shall negotiate in good faith a new delivery date.

Upon incorporation by reference into any purchase order for clinical or commercial Product submitted by AADI, and subject to Section 2 below, the following terms shall be made a part of such purchase order:

1)

Purchase Order: This purchase order, including and pursuant to the Negotiated Terms and Conditions for Commercial Product, is AADI’s offer to FRESENIUS KABI and becomes a binding contract, subject to the terms hereof, when [***] FRESENIUS KABI as set forth in this Section 1 (Purchase Order) and Section 13 (Delivery). The Purchase Order shall specify the order of either commercial or clinical Product. The same manufacturing process except for secondary packaging shall apply for clinical and commercial product. This purchase order is expressly conditioned upon [***] to all terms as set forth herein and in such purchase order. Any additional or different terms contained on the invoice are hereby rejected, void and inapplicable to this purchase order. Confirmation of this purchase order is not an acceptance of any terms other than the terms set forth herein and in this purchase order. Additional terms and conditions, which are not specifically agreed to in writing, signed by an authorized representative of both Parties are

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

hereby rejected. For clarity, a purchase order [***] by FRESENIUS KABI, including these terms and conditions, serves as a binding contract between the Parties to facilitate the manufacture of the ordered under this purchase order only for the time period when a comment manufacturing agreement governing this purchase order has not been executed between FRESENIUS KABI and AADI. AADI shall order product in whole batch sizes or integers thereof, and Product shall be released and delivered as a whole batch, subject to the foregoing Order Variance. Quantities actually shipped pursuant to a purchase order may vary (“Order Variance”) and still be deemed to be in compliance with such purchase order, provided that AADI shall only be invoiced and required to pay for the quantities of Product which Fresenius Kabi actually releases to AADI. For clarity, AADI agrees that, if a purchase order is accepted prior to FDA approval of the Product, AADI will pay for such Product even if the FDA does not approve the regulatory submission for the Product or does not approve Product before December 15, 2021.

2)

Entire Agreement: Except as expressly set forth in writing executed by the Parties, this purchase order along with these Negotiated Terms and Conditions for Commercial Product, the Quality Agreement, and [***] constitute the entire agreement between AADI and FRESENIUS KABI regarding the subject matter of this purchase order, and no modification or termination hereof shall be binding unless agreed to in writing and signed by a duly authorized officer or duly authorized representative of AADI and FRESENIUS KABI. For clarity, the Parties entered into those certain Negotiated Purchase Order Terms and Conditions dated 27 July, 2020 and amended on 27 October, 2020 (“Prior NTCs”) applicable to the manufacture and supply of Product for development and clinical uses, and the Prior NTCs shall continue in full force and effect regarding the subject matter therein. The Negotiated Terms and Conditions for Commercial Product shall supersede and control any general terms and conditions in any form of purchase order or any other business forms used by the Parties for the purposes of ordering, acknowledging, invoicing or shipping Product. Any additional, different, or inconsistent general terms and conditions contained in any purchase order, form, acknowledgment, acceptance, or confirmation are hereby objected to and rejected. Subject to the foregoing, the Parties may elect to have these Negotiated Terms and Conditions superseded in their entirety by the terms and conditions of the commercial manufacturing agreement, if executed.

3)	Forecasts and Facility Relocation:
a)

FRESENIUS KABI acknowledges that it has received from AADI an initial, non-binding forecast for required manufacturing slots (“Product Manufacturing Timing Estimates”) setting forth its good faith estimate of its expected timing of Product manufacture in [***] batch sizes for the period beginning on the Effective Date and concluding December 31, 2022.

b)

[***] prior to placing the first purchase order or as otherwise agreed in writing between the Parties, AADI shall provide the first Forecast. Thereafter, on a rolling basis within [***] business days after the beginning of each calendar quarter, AADI shall provide to FRESENIUS KABI a forecast setting forth its good faith estimate of the total number of batches of Products it intends to order with Product Manufacturing Timing Estimates indicated for the next twelve (12) calendar

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

months (“Forecast”) and broken down on a monthly basis. Each Forecast shall set forth a fixed formulation batch size of [***].
c)

The [***] of each Forecast shall be [***] and AADI shall submit a purchase order for the Products set forth in such Forecast for such time period. The [***] of each Forecast will be [***]. For non-ordered quantities of Product under the [***] Forecast, AADI [***] of Product defined in this Exhibit C and as annually adjusted.

d)

The FRESENIUS KABI facility for manufacture of Product is located in [***]. Part or all of the release testing of Product will be performed by the FRESENIUS KABI facility in [***] and as specified in detail in the Quality Agreement.

e)

FRESENIUS KABI shall provide manufacturing capacity for Products for manufacture of [***] batch per [***] from the Effective Date of this Negotiated Terms and Conditions for Commercial Product until December 31, 2022 (or such later date as may be agreed between the parties in writing). In the event that demand by AADI exceeds the manufacturing capacity, the Parties shall negotiate in good faith how to proceed. For clarity, there is no obligation for FRESENIUS KABI to provide any manufacturing capacity after December 31, 2022 (or such later date as may be agreed between the parties in writing).

f)	[***].
4)

Minimum Annual Volume: AADI shall purchase [***] or [***] manufactured using the [***] during the Term of this Negotiated Terms and Conditions for Commercial Product (“Minimum Annual Volume”). In the event that AADI [***].

a)

In the event AADI [***] from FRESENIUS KABI due to FRESENIUS KABI’s failure to comply with its obligations under this Negotiated Terms and Conditions for Commercial Product in a given calendar year, [***].

b)	[***] is calculated as [***].
c)

[***].  The [***] batches with [***] batch size (FRESENIUS KABI batch numbers:  [***]) shall be invoiced by FRESENIUS KABI to AADI in the calendar year [***] as priced and agreed in the quotation [***], even if [***] shall be invoiced by FRESENIUS KABI to AADI upon release of Product for delivery to AADI. [***].

5)

Components: Materials, except Supplied Materials provided by AADI and subject to completion of all pending supplier qualifications pursuant to Exhibit A, used to manufacture the Products shall be purchased by FRESENIUS KABI based on the applicable Forecast. AADI shall bear the costs [***]. FRESENIUS KABI shall use commercially reasonable efforts to [***].

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

6)	Labeling, Packaging and Serialization:
a)

FRESENIUS KABI shall supply Product hereunder as a finished Product, packaged in primary packaging, secondary packaging with a patient information leaflet, and in a carton labelled for the purpose of sale within the applicable jurisdiction, in each case in compliance with the Product’s specifications set forth in the Quality Agreement (“Specifications”), GMP, and applicable law for the Territory. FRESENIUS KABI shall contract directly with, and procure from, each supplier the materials necessary to package and label the finished Products, provided that FRESENIUS KABI shall notify AADI and obtain AADI’s prior written approval to the materials and appearance of such labelling and packaging, and any modifications thereto according to the Quality Agreement. AADI shall approve the materials and appearance of such labelling and packaging, and any modifications thereto according to the Quality Agreement, within [***] of such notice and in any event prior to placing the purchase order for such labelled and packaged Product (except for Product ordered by AADI prior FDA approval for Product, which shall be ordered as WIP Product).

b)

If mutually agreed by the Parties, or if AADI does not approve the materials and appearance of such labelling and packaging, FRESENIUS KABI may supply Product only packaged in its primary packaging (“WIP Product”). FRESENIUS KABI shall invoice AADI for such WIP Product and store WIP Product in accordance with Section 14. AADI shall pay the full Price for WIP Product. Upon AADI’s approval of the materials and appearance of such labelling and packaging, FRESENIUS KABI shall use commercially reasonable efforts to label and package the WIP Product within [***].

c)

“Territory” means the fifty states of the United States of America, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American Samoa, the U.S. Virgin Islands and all territories and possessions of the United States of America, United States military bases, and any other location over which the FDA has jurisdiction to regulate the distribution of medicinal products intended for human use, and Canada.

7)	Quality; Warranty:
a)

The Parties have entered into a Fresenius Kabi - Aadi Bioscience Quality Agreement dated 28 July, 2020, (the “Quality Agreement”). The Parties shall use good faith efforts to enter into such amendment prior to the GMP manufacture of any Product by FRESENIUS KABI and prior to the confirmation of the purchase order related to GMP manufacture of any Product. Manufacture and supply of all Product under this purchase order shall be subject to the Quality Agreement. If there is a conflict between the terms of this purchase order and the Quality Agreement, the Quality Agreement shall govern in relation to technical and quality issues and this purchase order shall govern for all other purposes.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

b)	FRESENIUS KABI represents, warrants and agrees that:
(i)

upon delivery of Product, and provided that the FDA approval for the Product does not modify the Specifications as of the Effective Date, the Product shall conform to the Specifications and shall have been manufactured in accordance with GMP, all applicable laws, rules and regulations, and the Quality Agreement,

(ii)

FRESENIUS KABI will maintain all government registrations, permits, licenses and approvals necessary for FRESENIUS KABI to manufacture and supply Product to AADI for commercial use in the Territory or otherwise perform its obligations under this purchase order, provided that AADI obtains FDA approval for the Product,

(iii)	title to the Product will pass free and clear of any security interest, lien or other encumbrance, and
(iv)

neither FRESENIUS KABI nor any of its employees have been “debarred” or subject to a similar sanction from any regulatory authority nor have any debarment proceedings against FRESENIUS KABI or any of its employees been commenced. FRESENIUS KABI will promptly notify AADI in writing if any government registrations, permits, licenses and approvals necessary for FRESENIUS KABI to manufacture and supply Product to AADI are revoked or suspended or if FRESENIUS KABI or any of its employees are debarred. FRESENIUS KABI shall not engage any subcontractor to perform any services under this purchase order without the prior written consent of AADI.

c)	AADI represents, warrants and agrees that:
(i)	The performance of AADI’s responsibilities under this Agreement and Company’s use of the Products comply with all Applicable Laws;
(ii)

the Supplied Materials are, at the time of delivery, free from liens, defects, and in accordance with authorization from all relevant Health Authorities and with all specifications agreed to by the Parties for the Supplied Materials;

(iii)	[***]
(iv)	AADI has not and will not use or commercialize Product purchased hereunder outside the Territory.

Except as expressly set forth in this Agreement, neither Party makes any representations or extends any warranties of any kind, either express or implied, including warranties of merchantability, fitness for a particular purpose, or non-infringement.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

8)

Changes: Any Product changes suggested by either Party shall be reviewed and approved by AADI as further set forth in the Quality Agreement. Product changes and process improvements shall be implemented in accordance with the procedures set forth in the Quality Agreement. Expenses and costs for Product changes and process improvements shall be addressed as follows:

a)	In the event FRESENIUS KABI requests, and the Parties mutually agree in writing to, a Product Change (“FRESENIUS KABI Discretionary Changes”), [***].
b)

In the event AADI requests, and the Parties mutually agree in writing to, a Product Change (“AADI Discretionary Changes”), the Parties shall mutually agree in writing on the costs (including for work-in-progress and regulatory documentation), [***].

c)

In the event of Process Improvements requested by either Party and agreed between the Parties, the Parties shall mutually agree in writing on the costs (including for work-in-progress and regulatory documentation), on the timeframe for making such changes and the corresponding change in Price of Product, if any.

d)

“Product Change” shall mean a change to the Product, materials (including Supplied Materials), packaging, manufacturing (including manufacturing process), facility, Product Specifications, packaging and labelling specifications, or other processes directly associated with the Product (including storage and shipment) for the implementation of the manufacturing activities.

9)	Required Changes:
a)

If the Parties are required to make a Product change (1) pursuant to the applicable laws or due to any changes in the applicable laws enacted after the execution of this Agreement (“Changes to Applicable Laws”), or (2) in response to orders issued from any regulatory authority, or (3) any other mandatory requirement from any regulatory authority (including, without limitation, any requirements of regulatory authorities as part of the FDA approval), that impact the manufacture of the Product or (4) any outcome of inspections or audits by regulatory authority materially impact the manufacture of the Product (“Authority Requirements”) (altogether “Required Changes”), the Parties shall mutually agree in writing the timeframe for making such changes, and the costs (including for work-in-progress and regulatory documentation) shall by allocated as set forth below. [***].

(i)	If the Required Changes are directly related to Product, [***];
(ii)	If the Required Changes in the facility are related to the manufacturing process or equipment for the Product, the relevant costs shall be [***];
(iii)	If the Required Changes are related to the FRESENIUS KABI facility for manufacture of Product in [***].

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

For clarity, Required Changes shall include (but not limited to) any regulatory authority requirements requesting FRESENIUS KABI to dedicate premises and / or equipment for manufacturing of the Product.

b)

With regard to Required Changes as per Section 9(a), if such Required Changes (i) causes FRESENIUS KABI to incur additional costs for the manufacture of the Product, or (ii) would impact FRESENIUS KABI’s manufacturing of other products at the facility, then FRESENIUS KABI shall promptly provide written notice documenting the detriment (“Required Change Notice”), [***].

10)	Price:

Price for Product is indicated in Exhibit C. For clarity, additional services set forth in Article 10 (including but not limited to [***]) are not part of the unit costs and are to be invoiced as required by Article 11 and subject to Exhibit D.

The Price for Product and the period for which it shall be valid, and the conditions under which such Price shall be reviewed, except as set forth below, are laid out in Exhibit C.

The Parties shall review the Price for each Product unit on the next price review date (as defined in Exhibit C). The Parties shall be adjusted in accordance with the following:

a)	[***];
b)	[***].
c)	[***].
d)	[***].

If AADI requests specific quality and regulatory activities (e.g. [***]) of for activities not defined in the applicable Quality Agreement or that are specifically identified in Exhibit D as excluded from the Price for such Product, such activities, and the fees associated with such additional activities must be expressly authorized to be performed by AADI in writing, based on the prices for such activities itemized in Exhibit D or as otherwise agreed in writing. FRESENIUS KABI shall issue an invoice monthly as such Services are performed, unless otherwise agreed by the Parties in writing.

11)

Invoices: Invoices must be rendered by the person, firm or corporation for which this purchase order is issued. If FRESENIUS KABI is unable to comply, FRESENIUS KABI shall return this purchase order to AADI and advise AADI the name and address under which the invoice will be rendered.

12)

Payment: Except to the extent there exists a good faith dispute with an invoice amount, AADI shall pay each invoice within [***] calendar days from the date of receipt of the applicable invoice in US Dollars, which shall not be issued until [***]. If applicable, [***] shall be provided by AADI within [***] business days of receipt of all documents from FRESENIUS KABI in accordance with AADI’s requirements as specified in the Quality

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Agreement but considering no more than one review cycle of documents with the understanding that payment shall not be due unless and until [***]. Unless otherwise set forth in these Negotiated Terms and Conditions for Commercial Product (including Exhibits A through G, as well as any future exhibits under this agreement), FRESENIUS KABI shall invoice AADI for [***], unless otherwise agreed between the Parties in writing.

13)

Delivery: Any Product released in accordance with the Quality Agreement shall be delivered by FRESENIUS KABI to AADI FCA [***] (INCOTERMS, 2020). Title to and risk of loss for all goods and materials subject to this purchase order will pass to AADI upon delivery of Product in accordance with the above Incoterm. However, AADI shall at all times retain title to and ownership of the Supplied Materials.

With regard to the delivery of Product, the Parties shall discuss in good faith potential manufacturing and delivery dates of such Product prior to AADI’s placement of the purchase order. With its purchase order confirmation, FRESENIUS KABI shall provide a confirmed delivery date that may differ from the requested delivery date by AADI on the purchase order provided that such revised delivery date is accepted by AADI. In the event of any deviations from the confirmed delivery date, FRESENIUS KABI shall use commercially reasonable efforts to release Product in a timely manner, provided that FRESENIUS KABI shall not owe any late delivery fees or compensation pursuant to these Negotiated Terms and Conditions for Commercial Product. For clarity, in case such confirmed delivery date by FRESENIUS KABI is not accepted by AADI, the Parties shall discuss in good faith an alternative delivery date, but FRESENIUS KABI may decline such purchase order. Each delivery shall include all Product released subject to a confirmed purchase order (i.e., no partial deliveries).

14)

Storage: In the event that AADI fails to pick up Materials within [***] days of FRESENIUS KABI’s release of the Product, FRESENIUS KABI shall notify AADI and may thereafter arrange for storage of such Product at AADI’s risk and expense. For Product stored at the manufacturing facility, FRESENIUS KABI shall charge AADI a storage fee of [***] per pallet for the first month, and [***] per pallet for each month thereafter stored at 2-8°C or as otherwise agreed in the Quality Agreement. AADI acknowledges that if the number of stored pallets at any given time will exceed [***] pallets, FRESENIUS KABI may need to arrange for storage with a third party, which shall also be at AADI’s risk and expense.

15)

Supplied Materials and Necessary Equipment: If and to the extent certain active pharmaceutical ingredients or raw materials for the manufacture of the Products are to be supplied by AADI in accordance with Exhibit A (“Supplied Materials”), AADI shall at all times ensure that such consigned materials are made available to FRESENIUS KABI in sufficient quantities, in due time, in compliance with such Supplied Materials’ specifications and the Quality Agreement, and free of any defects in title, and free of charge. FRESENIUS KABI will perform the release testing of such materials in accordance with and as agreed in the Quality Agreement. FRESENIUS KABI shall [***] for any loss or damage to Supplied Materials unless caused by [***]. In the event of any loss, damage, or defect affecting any Supplied Materials delivered hereunder or the failure

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

of Product to meet Specifications as a result of such Supplied Materials, AADI shall replace and supply FRESENIUS KABI with conforming Supplied Materials for the manufacture of Product, provided that, notwithstanding the foregoing, if such loss, damage or failure of Product to meet Specifications occurs as a result of [***]. FRESENIUS KABI will be responsible for sourcing excipients, processing aids and all materials, other than the Supplied Materials, required to support Product manufacturing, testing and release in accordance with the Quality Agreement. FRESENIUS KABI will also be responsible for such materials being in compliance with the specifications and release testing such materials as agreed in the Quality Agreement in a timely manner in order to comply with the near-term manufacturing schedule set out described in each AADI Purchase Order and as confirmed by FRESENIUS KABI.

Notwithstanding the foregoing, the Parties acknowledge that certain equipment ([***]) necessary for the manufacturing and filling of the goods purchased under this purchase order are currently owned by a third party (“Third Party Equipment”). AADI shall be responsible for ensuring that the Third Party Equipment may be used by FRESENIUS KABI during the term of this purchase order. If at any time the Third Party Equipment is made unavailable for use by such third party or due to a Force Majeure Event, and as a result the manufacturing of the Product is stopped, frustrated or otherwise blocked, the Parties shall discuss in good faith the impact and how to deal with this situation. Without limiting Section 22 hereof, to the extent caused by such circumstances, FRESENIUS KABI’s failure to manufacture sufficient quantity of Product to fulfill this purchase order shall not be deemed a breach of any contractual obligation by FRESENIUS KABI.

16)

Designated suppliers: The Parties agree that Fresenius Kabi shall only order certain or all raw material or packaging, which are needed to Manufacture the Product, from certain suppliers pre-approved in writing by AADI (“Designated Suppliers”). If the Parties agree on Designated Suppliers, these Designated Suppliers shall be listed in Exhibit A. For the avoidance of doubt, the term “Designated Suppliers” does not include suppliers of Supplied Materials (as defined in Article 15).

FRESENIUS KABI, at [***], shall be responsible for auditing and qualification of Designated Supplier. If a Designated Supplier does not deliver in the quality or time demanded by FRESENIUS KABI or if its deliveries suffer shortfalls, damages or defects, [***]. Under [***] shall any failure to supply the Product to AADI by FRESENIUS KABI that is caused by [***].

17)

Inspection and Acceptance: All goods purchased under this purchase order are subject to AADI’s (or its designee’s) reasonable inspection, testing, and approval at AADI’s destination or at the destination of AADI’s designee, including without limitation to Fisher Clinical Services, GRAM Laboratories, PPD Laboratories, Nanotechnology Characterization Labs, and SGS, Inc. AADI reserves the right to reject and refuse acceptance of goods which are not in accordance with this purchase order or the specifications as defined in the Quality Agreement. Each shipment of Product shall be accompanied by certificates of compliance certifying that the quantities of Product have been manufactured, controlled and released according to required standards and certificates

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

of analysis describing results of tests performed on such Product in accordance with the Quality Agreement.
a)

FRESENIUS KABI shall use commercially reasonable efforts to release Product (including all completed testing per specification, meeting all specs and with COA) within [***] calendar days from completion of manufacture of Product excluding any review process of data or documents by AADI, and provided that in the event of deviations addressed under the Quality Agreement, the Parties shall discuss in good faith alternative dates for release.

b)

FRESENIUS KABI shall supply AADI completed batch records for AADI’s review for all batches ordered under this Negotiated Terms and Conditions for Commercial Product or as otherwise agreed in the Quality Agreement. Within [***] of placement of the first purchase order by AADI, the Parties shall agree to use commercially reasonable efforts to define a reduced version of the completed batch records to be provided by FRESENIUS KABI. AADI shall be responsible for final release of Product.

c)

AADI shall have [***] calendar days after receipt of released Product (including all completed testing per specification, meeting all Specifications and with COA) to notify FRESENIUS KABI that Product received does not conform with the applicable Specifications, as defined in the Quality Agreement. Any complaints which AADI may have must be in writing and must mention the date of AADI’s purchase order and FRESENIUS KABI’s invoice as well as contain a description of the complaint. Any defective Product not reported according to this Article shall be deemed accepted and approved, provided, however, that in the case of latent defects, AADI shall have the right to reject Product if both: [***]. Payment for any goods under this purchase order shall not be deemed acceptance of the goods.

In the event FRESENIUS KABI agrees that the Product does not comply with the Specifications, or in the event the independent expert appointed according to Section 17 d) of these Negotiated Terms and Conditions comes to that decision, FRESENIUS KABI shall subject to Section 21 (Limitation on Liability), [***]. In the event of (i), (ii), or (iii), Section 21 (Limitation on Liability) applies.

For clarity, FRESENIUS KABI is not responsible for any costs to replace Product or Supplied Material if [***].

d)

If there is a dispute as to whether a Product does not comply with the Specifications, or if there is a dispute as to whether the cause of a defective Product is due to defective Supplied Materials or whether such defect in the Supplied Materials was caused by [***], the dispute shall be submitted to an independent third-party expert which AADI and FRESENIUS KABI agree to and acknowledge and agree to be an independent expert. The independent expert’s decision shall be binding on AADI and FRESENIUS KABI, and the party whose claim is rejected shall bear the costs and expenses of the independent third-party expert incurred in rendering the decision subject to Section 21 (Limitation of Liability) and Section 17 c).

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

In the event and to the extent of any recall directly caused by: [***]. For any other recall, AADI shall be solely responsible for the costs incurred by AADI in respect of Products subject to such recall. Each Party shall keep the other fully informed in writing of any notification or other information, whether received directly or indirectly, that might (a) affect the marketability, safety or effectiveness of Product, (b) result in liability issues or otherwise necessitate action on the part of any Party or (c) result in a recall.

FRESENIUS KABI will use commercially reasonable efforts to obtain a yield of Product for any batch of at least based on the average number of vials calculated from batches listed in Exhibit G. [***]. The Parties shall discuss in good faith potential manufacturing dates less than [***] months after such shortfall. Such batch shall also be subject to the manufacturing capacity provided by FRESENIUS KABI to AADI under this Agreement. Costs for all Product and Supplied Materials used for such batch shall be borne by AADI. For clarity, any Product manufactured in excess of average number of vials in the previous five batches will be added to the low yield batch and under this Agreement, shall count towards the calculation to determine if the batch is considered a shortfall which requires a new manufacturing slot.

Each Party, at its own expense, shall attend teleconferences and meetings between the other Party and regulatory authorities to discuss topics relating to the Party’s responsibilities.

18)

Changes to Purchase Order: AADI cannot change a confirmed purchase order unless such change is agreed to by FRESENIUS KABI and such change is confirmed in writing and signed by both AADI and FRESENIUS KABI.

19)

Compliance with Laws: Each Party shall comply with all applicable laws governing its performance of the terms of this purchase order, including, without limitation, those relating to health, safety and the environment, fair labor practices, unlawful discrimination, debarment, anti- corruption and anti-bribery laws. Each Party shall conduct its business and affairs in an ethical manner, consistent with the provisions of its respective code of conduct as may be amended from time to time. The current version of FRESENIUS KABI’s Code of Conduct can be found at https://author.fresenius-kabi.com/sites/global/Documents/Fresenius-Kabi-Code-of-Conduct.pdf.

Each Party will indemnify and hold harmless the other Party against any liability resulting from its failure to comply with any of the aforementioned laws and acts.

20)

Taxes: The payments hereunder are exclusive of value-added, transfer, sales, importation and other similar transaction based taxes, charges, levies, toll fees, assessments imposed by any governmental authority, which, if payable, shall be borne and paid by AADI as set forth by FRESENIUS KABI in the invoice.

21)

Indemnity: FRESENIUS KABI shall indemnify, defend and hold AADI harmless from and against all claims, losses, expenses, causes of actions, damage to persons (including death) or to property and liabilities of every kind and nature including, without limitation,

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

reasonable attorney’s fees, [***] (“Claims”) arising from: [***] extent that any Claim under (i)-(iii) is subject to indemnification by AADI. AADI shall indemnify, defend and hold FRESENIUS KABI harmless from and against all Claims arising from: [***].

LIMITATION OF LIABILITY: EXCEPT WITH RESPECT TO A PARTY’S INDEMNIFICATION OBLIGATIONS (OTHER THAN INDEMNIFICATION OBLIGATIONS UNDER SECTION 21(i) or 21(ii)(w) ARISING FROM ANY CLAIM OF BREACH OF A CONTRACT TO WHICH THE INDEMNIFIED PARTY IS BOUND), NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON LOST GOODWILL, LOST RESALE PROFITS, WORK STOPPAGE, PRODUCT FAILURE, IMPAIRMENT OF OTHER PRODUCTS, OR OTHERWISE AND WHETHER ARISING OUT OF BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, OR OTHERWISE, EVEN IF THE OTHER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FOR THE AVOIDANCE OF DOUBT, AADI’S DIRECT COSTS INCURRED IN RESPECT OF A RECALL SHALL NOT BE INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES. EXCEPT WITH RESPECT TO [***] INDEMNIFICATION OBLIGATIONS, OR [***] GROSSLY NEGLIGENT OR INTENTIONALLY WRONGFUL ACTIONS OR OMISSIONS AND [***] OBLIGATIONS PURSUANT TO SECTION [***], [***] MAXIMUM LIABILITY UNDER THIS AGREEMENT SHALL NOT EXCEED: [***]. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, FRESENIUS KABI SHALL NOT BE RESPONSIBLE OR LIABLE FOR ANY COSTS OR LIABILITIES ARISING FROM AADI’S PERMITTED SUBCONTRACTOR’S ACTIONS OR OMISSIONS WITH RESPECT TO THE PRODUCT.

22)

Force Majeure: Neither Party shall be liable for any delay or failure to perform under this purchase order nor be deemed to have defaulted under or breached this purchase order for failure or delay in performing any term or condition of this purchase order (except the payment of money due under this purchase order) to the extent caused by or results from acts of God or other causes beyond the reasonable control (including fire, flood, weather conditions, embargoes, war, acts of war, terrorism, vandalism, insurrections, riots, civil commotions, strikes, lockouts, or other labor disturbances, and interruptions to or cessation of supply of active pharmaceutical ingredient, raw materials, or components) and without fault or negligence of the delayed or failing Party (“Force Majeure Event”). The Party so affected shall give prompt notice to the other Party in case of a Force Majeure Event, and shall take whatever steps are necessary to relieve the effect of such cause as rapidly as reasonably possible. In the event that a Force Majeure event continues for more than ninety (90) days, the unaffected Party may terminate this purchase order immediately upon notice to the affected Party. In the event that AADi has pre-paid any amounts under this purchase order prior to such termination, FRESENIUS KABI shall refund such amounts less any actual out-of- pocket expenses incurred prior to the date of such termination.

23)

Assignability: This purchase order and the rights, duties and obligations under this purchase order may not be assigned in whole or in part by operation of law or otherwise without the prior written consent of the other Party, except that a Party may assign this

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

purchase order to any successor by merger or acquisition or any purchaser of all or substantially of a Party’s assets to which this purchase order relates. Any attempted prohibited assignment of any rights, duties or obligations under this purchase order without such consent shall be null and void. This purchase order and its terms and conditions shall be binding on each Party’s respective successors and permitted assigns.

24)	Waivers: No failure on the part of any Party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof.
25)

Severability: If any portion of these terms and conditions is held invalid by a court of competent jurisdiction, such portion shall be deemed to be of no force and effect and these terms and conditions shall be construed as if such portion had not been included herein.

26)

Publicity: Neither Party shall make any public announcements or communicate with any third party regarding this Purchase Order or the transactions contemplated hereby without the prior written consent of the other party.

27)

Governing Law: This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws rules. The Parties specifically agree that the United Nations Convention on the International Sale of Goods shall not apply to this Agreement.

28)	Intellectual Property: Neither Party grants any right, title, or interest in any intellectual property rights controlled by such Party to the other Party except as expressly set forth herein.

Any results, improvements, developments, inventions, materials, processes and other know-how, whether patentable or not, as well as documents and other material created by FRESENIUS KABI in the course of providing services to AADI under this purchase order and related primarily to the Product shall be exclusively owned by AADI at no additional cost to AADI (“AADI IP”). FRESENIUS KABI hereby assigns to AADI such AADI IP. For the avoidance of doubt, AADI IP shall include any improvement to the Product or to elements of the Product or to improvements related primarily to the manufacturing process for the Product. AADi hereby grants to FRESENIUS KABI a non-exclusive, non-transferable license under intellectual property controlled by AADi necessary to manufacture the Product (including if applicable AADI IP) solely to allow FRESENIUS KABI to manufacture and supply Product to AADi and to perform other services pertaining to the Product requested by AADi, in each case, under and in accordance with the terms of these Negotiated Terms and Conditions and the Quality Agreement.

[***]. To the extent such FRESENIUS KABI IP is incorporated into the manufacturing process for the Product, FRESENIUS KABI hereby grants AADI a non-exclusive, transferable, sublicensable, perpetual, royalty-free and fully-paid up license to the FRESENIUS KABI IP necessary to manufacture the Product solely to allow AADI to manufacture and supply Product itself or using a contract manufacturer.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

FRESENIUS KABI agrees to promptly disclose to AADI in writing all AADI IP and FRESENIUS KABI IP. Each Party shall execute and shall cause its personnel as involved in the performance of this purchase order to execute any documents reasonable required to confirm or perfect the relevant Party’s ownership of the AADI IP or FRESENIUS KABI IP pursuant to this Section 22, and any documents required for AADI or FRESENIUS KABI to apply for, maintain and enforce any patent or other right in such AADI IP or FRESENIUS KABI IP, respectively.

29)	Insurance: Each Party shall carry and maintain the insurance described in Exhibit E in accordance with the terms set forth therein.
30)

Confidentiality: FRESENIUS KABI and AADI each agree that the Confidentiality Agreement between FRESENIUS KABI, AADI and [***] dated January 1, 2019 (“Confidentiality Agreement”) is hereby incorporated into this Agreement by reference, and is attached hereto as Exhibit F. Any capitalized term used in this Section 24 and not defined in these Negotiated Terms and Conditions shall have the meaning set forth in such Confidentiality Agreement. FRESENIUS KABI agrees agree not use any Confidential Information of [***] or its Affiliates or any [***] (a) except in the performance of rights and/or exercise of obligations under this purchase order; (b) to conduct any research, development, commercialization, or other activity with respect to the Product outside the scope of the rights granted under this purchase order, (c) conduct any clinical study on the Product, (d) to seek or obtain regulatory approval for the Product or any other product, (e) to market or promote (including by publishing any results, data or observations on) the product for any use or indication. FRESENIUS KABI acknowledges and agrees that a copy of this Agreement, the financial terms of which may be redacted, will be provided to [***]. During the period where FRESENIUS KABI is performing services and manufacturing Product pursuant to the purchase order, FRESENIUS KABI shall not take any action, directly or indirectly, or, directly or indirectly provides financial or other assistance, including legal or technical advice, to any third party in connection with a challenge to the validity, enforceability, scope, inventorship or ownership of any of the Licensed IP ([***]) in any court or tribunal or before the United States Patent and Trademark Office or, any other patent office or in any arbitration proceeding, including in connection with an opposition proceeding or re-examination.

31)

Term; Termination: The term of this Agreement begins upon FRESENIUS KABI’s acceptance of the Purchase Order and continues until December 22, 2022 (or such later date as may be agreed between the parties) subject to the terms that survive expiration or termination of this Agreement (i.e., Sections 2, 4, 19, 21, and 26-31). Upon expiration or termination of this Agreement, no Party shall have any obligation to make any further payments to the other, except for amounts accrued prior to expiration or termination. Except as otherwise agreed upon by the Parties, AADI may terminate a Purchase Order for Products within [***] of FRESENIUS KABI’s confirmation of the Purchase Order. AADI may not terminate a confirmed Purchase Order for Products after such time.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

ACCEPTED AND AGREED BY:

Fresenius Kabi, LLC	AADi Bioscience, Inc.
By: /s/ Anthony Pavell	By: /s/ Neil Desai
Name: Anthony Pavell	Name: Neil Desai
Title: Plant Manager	Title: CEO
Date: 10 Dec 2021	Date: Jan 13, 2022

Fresenius Kabi, LLC
By: /s/ Steven R. Nowicki
Name: Steven R. Nowicki
Title: EVP Operations Nam
Date: 13 Dec 2021

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit A
PRODUCT

1.	Product
Product	Dose	NDC Code
[***]	[***]	[***]

2.	Specifications

The Specifications for Product are regulated in the Quality Agreement and its relevant Annexes.

3.	Designated Supplier
a.	Primary packaging materials.

[***]

b.	[***]

* FRESENIUS KABI shall be responsible for sourcing [***] from [***], provided that (a) a supplier audit report has been received from [***] for these [***] from [***], further provided that FRESENIUS KABI has determined such audit report is sufficient and has notified AADI of same in writing; and (b) FRESENIUS KABI shall only be responsible for sourcing for the period the supplier audit report from [***] covers the qualification of [***] as a supplier.  If (a) and (b) are not met, then sourcing of these [***] will be the responsibility of AADI. FRESENIUS KABI will be responsible for testing and qualifying the material per the current FRESENIUS KABI SOPs for testing and release per current AADI specification.

For the time after expiry of the supplier audit report by [***], AADI shall establish contact and a business relationship with [***] sufficient to enable FRESENIUS KABI to qualify [***] as supplier for the [***] at AADI’s cost as agreed upon in writing. After a completed supplier qualification by FRESENIUS KABI, FRESENIUS KABI shall resume responsibility for sourcing these [***] from [***].

The specifications for primary packaging materials and [***] as defined in the Quality Agreement shall apply.

In the event of conflicts between the Agreement and the Quality Agreement in the naming or descriptions of any materials purchased by FRESENIUS KABI from Designated Suppliers or in the event of changes of Designated Supplier, the Quality Agreement shall prevail.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

4.	Supplied Materials (“Supplied Materials”)

The following materials will be supplied by AADI to FRESENIUS KABI to enable product manufacturing (“Supplied Materials”):

[***]

FRESENIUS KABI will be responsible for release/acceptance testing of the Supplied Materials in accordance with the Negotiated Purchase Order Terms and Conditions and the Quality Agreement.

AADI shall be responsible for the timely supply, [***] and Delivered At Place (DAP, INCOTERMS 2020) to FRESENIUS KABI’s manufacturing facility for the Product, of such quantities and quality of the Supplied Materials as are required to enable FRESENIUS KABI to manufacture and deliver the quantities and quality of Products ordered. FRESENIUS KABI agrees to use the Supplied Materials exclusively for the manufacturing of the Products under this purchase order.

All other raw materials and inventory required to support the process and manufacture of the Product will be supplied and release/acceptance tested by FRESENIUS KABI per respective specification or USP monograph/equipment specifications prior to use in manufacturing in accordance with and as agreed in the Quality Agreement.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit B
DELIVERY AND ORDER REQUIREMENTS

1.	Delivery Term (Incoterms 2020)

Product Delivery: [***] (Incoterms 2020) [***].

FRESENIUS KABI shall provide the following documents:

[***]

2.	With regard to packaging, labelling and export documentation requirements the regulations of the Quality Agreement shall apply.
3.	Order quantities and Batch Order quantity per order: [***] (for number of units – see Exhibit G)
4.	Order quantities per calendar month

[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit C
PRICING AND PAYMENT

1.	Price

The table below identifies the Price per unit of Product that applies based on the total quantity of Product actually purchased by AADI for delivery during a given calendar year pursuant to this Agreement. The Price of the Product is calculated based on a batch-size of [***].

PRICE TABLE:

[***]

Assumptions include but are not limited to:

[***]

2.	Invoice Currency

US Dollar ($)

3.	Fixed Price Term

[***]

4.	Payment details

Payment shall be made according to Section 12 of the Agreement. Payment shall be made to FRESENIUS KABI.

5.	Compensation according to Section 3)c) of the Agreement

[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit D

[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit E
INSURANCE REQUIREMENTS

Each Party agrees to carry and maintain at its sole cost and expense:

[***]

Additional Requirements:

[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit F
CONFIDENTIALITY AGREEMENT

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit G

[***]